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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      FEBRUARY 14, 2002 (FEBRUARY 14, 2002)
                     (DATE OF REPORT (DATE OF EARLIEST EVENT
                                    REPORTED)

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     1-10308                06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


         9 WEST 57TH STREET                                           10019
             NEW YORK, NY                                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

      This Current Report on Form 8-K is being filed by the Company to make available its historical Consolidated Schedules of Free Cash Flows (see
      Exhibit 99.1) and Consolidated Condensed Statements of Cash Flows (see
      Exhibit 99.2) for the years ended December 31, 2000 and 2001 and its projected Consolidated Schedules of Free Cash Flows for the years ended December 31, 2002, 2003 and 2004.

      Free cash flow is a measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as acquisitions and investments. The Company has provided the Consolidated Schedules of Free Cash Flows as it reflects the measure by which management evaluates the performance of its free cash flows. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from operations in measuring operating results or liquidity. The Consolidated Schedules of Free Cash Flows for the years ended December 31, 2000 and 2001 should be read in conjunction with the Company's Consolidated Condensed Statements of Cash Flows attached hereto as well as the Company's Consolidated Statements of Operations included within Company's Annual Report on Form 10-K/A for the year ended December 31, 2000 filed with the Securities and Exchange Commission on July 3, 2001 and the Company's earnings release of fourth quarter results filed on Form 8-K on February 7, 2002, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

          See Exhibit Index.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CENDANT CORPORATION


                                     BY:  /s/ Tobia Ippolito
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                                           Tobia Ippolito
                                           Executive Vice President, Finance and
                                           Chief Accounting Officer

Date: February 14, 2002


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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
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99.1              Historical Consolidated Schedules of Free Cash Flows for the
                  years ended December 31, 2000 and 2001 and Projected
                  Consolidated Schedules of Free Cash Flows for the years ended
                  December 31, 2002, 2003 and 2004

99.2 Consolidated Condensed Statements of Cash Flows for the years ended December 31, 2000 and 2001

99.3              Note Regarding Forward-Looking Statements


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